UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2009

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

•                  On October 31, 2008, ACCO Brands Corporation (the “Company”) announced its decision, effective as of the fourth quarter of 2008, to realign its former Office Products Group and Document Finishing Group segments along geographic markets.  The Company will now conduct its business in three operating business segments:  (i) ACCO Brands Americas, (ii) ACCO Brands International, and (iii) Computer Products Group.

•                  On December 10, 2008, the Company’s Board of Directors authorized management to sell its Commercial Print Finishing business, formerly part of the Commercial Laminating Solutions Group.  The Company is currently seeking to sell the Commercial Print Finishing business, although there can be no assurances that it will be able to sell that business in the near term at an attractive price, or at all.  The Commercial Print Finishing business will be treated as a discontinued operation in the Company’s financial statements.  The remaining operations of the Commercial Laminating Solutions Group will be realigned along geographic markets within the ACCO Brands Americas and ACCO Brands International segments.

•                  This Form 8-K presents the Company’s 2007 and first three quarters 2008 financial information which has been reclassified to reflect:  (i) the realignment of its businesses into three operating business segments and (ii) the presentation of the Commercial Print Finishing business as a discontinued operation.

Item 2.02  Results of Operations and Financial Condition

On October 31, 2008, the Company implemented certain organizational changes focused on simplifying and streamlining the structure of the organization creating greater efficiency, better and faster decision-making and greater accountability.  Effective as of the fourth quarter of 2008, the Company’s former Office Products Group and Document Finishing Group segments ceased to exist and are now realigned along geographic markets.  As a result, two new segments have been created, ACCO Brands Americas and ACCO Brands International.  The Company’s Computer Products Group will continue to operate as a separate global business segment.  In addition, during the fourth quarter of 2008, the Company’s Board of Directors authorized management to sell its Commercial Print Finishing business, formerly part of the Commercial Laminating Solutions Group segment.  The remaining operations of the Commercial Laminating Solutions Group will now be realigned along geographic markets within the ACCO Brands Americas and ACCO Brands International segments.  As such, the Commercial Laminating Solutions Group segment will cease to exist.

This Form 8-K is being filed in order to assist investors in making comparisons of the Company’s historical financial information with future financial information.  The accompanying supplemental information includes reclassifications that have been made to conform previously-reported quarterly and annual financial information for 2007 and quarterly information for the first three quarters of 2008, to reflect the realigned business structure and to present the Commercial Print Finishing business as a discontinued operation.

The Company will now report financial results for the following three operating business segments:

•                  ACCO Brands Americas and ACCO Brands International – These two segments manufacture, source and sell traditional office products and supplies and document finishing solutions. ACCO Brands Americas comprises the North, Central and South American markets and ACCO Brands International comprises the rest of the world, principally Europe, Australia and Asia-Pacific.

Examples of our traditional office products and supplies are staplers, staples, punches, ring binders, trimmers, sheet protectors, hanging file folders, clips and fasteners, data binders,

dry-erase boards, dry-erase markers, easels, bulletin boards, overhead projectors, transparencies, laser pointers and screens.  These products are sold under leading brands including Swingline®, Rexel, Wilson Jones®, Eastlight, Marbig, Dox, Quartet®, NOBO, Boone and Apollo.  Examples of our document finishing solutions are binding, lamination and punching equipment, binding and lamination supplies, report covers, archival report covers and shredders.  These products are sold primarily under the GBC® brand.  We also provide machine maintenance and repair services sold under the GBC brand.  Included in the ACCO Brands Americas segment are our personal organization tools, including time management products, primarily under the Day-Timer® brand name.

The customer base to which our products are sold is made up of large global and regional resellers of our product. It is through these large resellers that the Company’s products reach the end consumer.  Our customer base includes commercial contract stationers, office products superstores, wholesalers, distributors, mail order catalogs, mass merchandisers, club stores and independent dealers.  The majority of sales by our customers are to business end-users, which generally seek premium office products that have added value or ease of use features and a reputation for reliability, performance and professional appearance.  Some of our document finishing products are sold directly to high volume end-users and commercial reprographic centers and indirectly to lower-volume consumers worldwide.  Approximately two-thirds of the Day-Timer business is sold through the direct channel, which markets product through periodic sales catalogs and ships product directly to our end-user customers. The remainder of the business sells to large resellers and commercial dealers.

•                  The Computer Products Group designs, distributes, markets and sells accessories for laptop and desktop computers and Apple® iPod® products. These accessories primarily include security locks, power adapters, input devices such as mice and keyboards, computer carrying cases, hubs and docking stations and technology accessories for iPods. The Computer Products Group sells mostly under the Kensington brand name, with the majority of its revenue coming from the U.S. and Western Europe.

All of our computer products are manufactured to our specifications by third-party suppliers, principally in Asia, and are stored and distributed from our regional facilities. Our computer products are sold primarily to consumer electronic retailers, information technology value-added resellers, original equipment manufacturers and office products retailers.

In order to assist investors in analyzing the historical performance of the Company with the Commercial Print Finishing business being reported as discontinued operations as well as the new segment reporting structure, the following supplemental information is being provided:

•                                          Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

•                                          Consolidated Statements of Operations and Reconciliation of Adjusted Results (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

•                                          Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

•                                          Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

•                                          Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Non-GAAP Financial Measures

The financial information included herein contains certain non-GAAP financial measures.  “Adjusted” results exclude all restructuring and restructuring-related items, goodwill and asset impairment charges and unusual tax items.  Adjusted results for 2007 also exclude the impact of adjustments to net sales related to a correction in accounting for certain prior-period customer program costs.  Adjusted supplemental EBITDA from continuing operations excludes restructuring and restructuring-related items, goodwill and asset impairment charges, prior-period sales adjustments and other non-operating items, including minority interest expense, other income/expense and stock-based compensation expense.  Adjusted results and supplemental EBITDA from continuing operations are non-GAAP measures.  There could be limitations associated with the use of non-GAAP financial measures as compared to the use of the most directly comparable GAAP financial measure.  Management uses the adjusted measures to determine the returns generated by its operating segments and to evaluate and identify cost-reduction initiatives.  Management believes these measures provide investors with helpful supplemental information regarding the underlying performance of the Company from year to year.  These measures may be inconsistent with measures presented by other companies.

Forward-Looking Statements

Certain statements made in this report are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not rely on such forward-looking statements when deciding whether to buy, sell or hold the Company’s securities. The Company undertakes no obligation to update these forward-looking statements in the future. Among the factors that could cause plans, actions and results to differ materially from current expectations are: fluctuations in cost and availability of raw materials; competition within the markets in which the Company operates; the effects of both general and extraordinary economic, political and social conditions, including continued volatility and disruption in the capital and credit markets; the dependence of the Company on certain suppliers of manufactured products; the effect of consolidation in the office products industry; the risk that targeted cost savings and synergies from previous business combinations may not be fully realized or take longer to realize than expected; disruption from business combinations making it more difficult to maintain relationships with the Company’s customers, employees or suppliers; future goodwill and/or impairment charges; foreign exchange rate fluctuations; our ability to remain in compliance with our financial ratio covenants;  our ability to successfully sell the Commercial Print Finishing business; the development, introduction and acceptance of new products; the degree to which higher raw material costs, and freight and distribution costs, can be passed on to customers through selling price increases and the effect on sales volumes as a result thereof; increases in health care, pension and other employee welfare costs; as well as other risks and uncertainties detailed from time to time in the Company’s SEC filings.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1          Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30 and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.2          Consolidated Statements of Operations and Reconciliation of Adjusted Results (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.3          Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.4          Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.5          Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION
(Registrant)

Date: January 27, 2009	By:	/s/Thomas P. O’Neill, Jr.
		Name:	Thomas P. O’Neill, Jr.
		Title:	Sr. Vice President, Finance and
Accounting (Principal Accounting Officer)

INDEX TO EXHIBITS

Exhibit

99.1

  Condensed Consolidated Statements of Operations (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30 and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.2

  Consolidated Statements of Operations and Reconciliation of Adjusted Results (Unaudited) – Reclassified for Discontinued Operations for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.3

  Reconciliation of Net Income (Loss) to Adjusted Supplemental EBITDA from Continuing Operations (Unaudited) for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.4

  Supplemental Business Segment Information (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008, (ii) the quarters ended March 31, June 30, September 30 and December 31, 2007 and (iii) the year ended December 31, 2007.

99.5

  Supplemental Net Sales Growth Analysis (Unaudited) – Reclassified for Discontinued Operations and the new Segment Reporting Structure for (i) the quarters ended March 31, June 30, and September 30, 2008.